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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 17, 1997
______________________________________________________________________________


                                   MECON, INC.
______________________________________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      0-27048               94-2702-762
_______________________________  _______________________   ___________________
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION
                                                                 NUMBER)


 200 Porter Drive, Suite 100

 San Ramon, California                                      94583
 ____________________________________     ____________________________________
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)





                                 (510) 838-1700
______________________________________________________________________________
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not applicable.

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______________________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                   MECON, INC.

ITEM 5.   OTHER EVENTS

          On April 17, 1997, MECON, Inc. issued the press release attached as
Exhibit 99.1, the content of which is hereby incorporated by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         DESCRIPTION OF EXHIBITS
-----------         -----------------------

99.1           Press Release dated April 17, 1997







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MECON, INC.


Dated: April 17, 1997         By /s/ David J. Allinson
                                 --------------------------------------------
                                   DAVID J. ALLINSON, Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    ITEM                                                     PAGE NO.
-----------    ----                                                     --------
99.1           Press Release dated April 17, 1997